UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 18, 2005, Mr. Tim Whyte was elected to the Board of Directors of Far East Energy Corporation (the "Company"), after his recommendation by the Board’s Nominating and Corporate Governance Committee.

Mr. Whyte was appointed pursuant to the terms of the Company’s Subscription Agreement (the "Agreement") with Sofaer Capital Global Fund, Sofaer Capital Asian Fund, Restructuring Investors Limited, Persistency and Passlake Limited (the "Investor Group") and Mr. Whyte. Under the Agreement, Mr. Whyte will serve as a director of the Company until the next meeting of the Company’s stockholders called for the purpose of electing directors of the Company’s Board. The Company has also agreed to nominate Mr. Whyte or such other person designated by the Investor Group to the Company’s Board of Directors for election by the Company’s stockholders at each meeting of the Company’s stockholders called for the purpose of electing directors, provided that at the time of such nomination the Investor Group beneficially owns at least 10% of the outstanding shares of the Company’s common stock and the Investor Group’s designee is satisfactory to the Company’s Nomination and Corporate Governance Committee.

Under the Agreement, on December 21, 2004, the Investor Group subscribed for 6,406,250 units of the Company (the "Units"). The gross proceeds that the Company received from the sale of the Units at the closing were $10,250,000. The Investor Group beneficially owns in excess of 10% of the Company’s outstanding common stock. Mr. Whyte is an Investment Manager of Sofaer Capital Inc., an affiliate of Sofaer Capital Asian Fund and Sofaer Capital Global Fund.

Item 7.01. Regulation FD Disclosure.

On January 19, 2005, Far East Energy Corporation issued a press release announcing the appointment of Mr. Tim Whyte to the Company’s Board of Directors and election of Mr. John Mihm to Chairman of the Company’s Board of Directors. A copy of the Company's press release is attached as Exhibit 99.1.

The Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following is being furnished as an exhibit to this report.

Exhibit 99.1 Far East Energy Corporation's press release dated January 19, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

January 19, 2005	By:	Bruce N. Huff

Name: Bruce N. Huff
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Far East Energy Corporation's press release dated January 19, 2005.